UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2026

ADI Global Distribution Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-43281	41-3033245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Broadhollow Rd, Suite 400
Melville, New York 11747
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (631) 692-1000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.001 Par Value	ADIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 2.02.            Results of Operations and Financial Condition.
On August 13, 2026, ADI Global Distribution Inc. (the "Company") issued a press release announcing its results for the quarter ended July 4, 2026, which is furnished herewith as Exhibit 99.1. The information furnished pursuant to this
Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of
1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 9.01.            Financial Statements and Exhibits.
(d)Exhibits.

99.1	Press Release of ADI Global Distribution Inc., dated August 13, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2026	ADI GLOBAL DISTRIBUTION INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane

	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer